Exhibit 10.28

FIRST AMENDMENT TO MASTER LEASE AGREEMENT

THIS FIRST AMENDMENT TO MASTER LEASE AGREEMENT (“Amendment”) is entered into on August 25, 2021 (“Effective Date”), by and among TRINITY FUNDING 1, LLC, a Delaware limited liability company (as successor in interest to TRINITY CAPITAL INC., a Maryland corporation) (“Lessor”), and MOLEKULE, INC., a Delaware corporation (“Lessee”).

RECITALS

Lessor and Lessee are parties to that certain Master Lease Agreement dated June 19, 2020 (the “Lease”), which incorporates by reference the Security Agreements and Schedules executed pursuant to the terms of the Lease, collectively referred to as the “Lease Documents”. The parties desire to amend the Lease in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.  Definitions; Interpretation. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.

2.  Amendment to Preamble. Subject to Section 4 of this Amendment, the preamble to the Lease is amended as follows:

“THIS MASTER LEASE AGREEMENT (this "Agreement") is made as of June 19, 2020, between TRINITY CAPITAL INC., a Maryland corporation ("Lessor") and MOLEKULE, INC., a Delaware corporation ("Lessee").

Lessee desires to lease from Lessor the equipment and other property (the "Equipment") described in each Equipment Schedule executed pursuant to this Lease (each, a "Schedule”) incorporating by reference the terms and conditions of this Lease. Each Schedule identified as being part of this Agreement incorporates the terms of this Agreement and constitutes a separate lease agreement and is referred to herein as the “Lease.” Certain definitions and construction of certain of the terms used in this Lease are provided in Section 19 hereof. Subject to the terms and conditions of this Agreement, Lessor has agreed to make available to Lessee lease financing in the aggregate amount of $5,600,000 (the “Commitment Amount”), with such drawdowns to be made as follows: (i) $2,898,172.88 at the execution of this Lease; and (ii) the remaining balance of $2,701,827.12 to be drawn, at the Lessee’s option, by or before December 31, 2021. Notwithstanding anything to the contrary contained herein, in any other Lease Document, or in the Term Sheet dated December 2, 2019, Lessor shall not be obligated to enter into any Schedule (i) after December 31, 2021, (ii) in excess of the aggregate amount of the Commitment Amount, (iii) at any time that there is a then continuing uncured Event of Default hereunder or under any other Lease Document, or (iv) if any conditions precedent in Section 5 have not been satisfied. Each request by Lessee for lease financing shall be in an amount not less than $500,000. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Lease agree as follows:”

3. Representations. Lessee represents and warrants to Lessor that (a) each of the representations and warranties contained in the Lease Documents is true and correct in all material respects on and as of the date hereof as though made at and as of such date, and (b) no Event of Default has occurred that is continuing.

4. Conditions. As a condition to the effectiveness of this Amendment, Lessor shall have received, in form and substance satisfactory to Lessor, the following:

(a)  this Amendment;

(b)  payment of an amount equal to all Lessor expenses incurred through the date of this Amendment; and

(c)  such other documents, and completion of such other matters, as Lessor may reasonably deem necessary or appropriate.

5. Miscellaneous.

(a)  No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Lease or any of the Lease Documents or constitute a course of conduct or dealing among the parties. The Lease Documents, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms.

(b)  Integration. This Amendment constitutes a Lease Document, and together with the other Lease Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(c)  Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Receipt by facsimile or other electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(Signature page follows.)

IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed as of the date first above written.

“Trinity”		“Company”

TRINITY FUNDING 1, LLC		MOLEKULE, INC.
a Delaware limited liability company		a Delaware corporation

By:	/s/ Sarah Stanton	By:	/s/ Rajesh Sharma
	Name: Sarah Stanton		Name: Rajesh Sharma
	Title: Officer for the Managing Member		Title: Chief Financial Officer